PREFERRED STOCK EXCHANGE AGREEMENT

            THIS PREFERRED STOCK EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of the 10th day of January, 2002, by and among Gardenburger, Inc., an Oregon corporation (the "Company"), and the holders of the Company's outstanding preferred stock (collectively, the "Holders") who have executed the signature pages to this Agreement.

            WHEREAS, the Company and the Holders are parties (or the permitted assigns of parties) to a Stock Purchase Agreement dated March 29, 1999, as amended April 14, 1999 (the "Stock Purchase Agreement"); and

            WHEREAS, the Company simultaneously is (i) entering into a Revolving Credit and Term Loan Agreement dated as of January 10, 2002 (the "New Senior Credit Agreement"), with CapitalSource Finance LLC as a Lender and as Agent ("CapitalSource"), (ii) issuing an Amended and Restated Convertible Senior Subordinated Note (the "New Dresdner Note") in the aggregate principal amount of $17,364,375 to Dresdner Kleinwort Private Equity Partners LP, a Delaware limited partnership ("Dresdner"), pursuant to the terms and conditions set forth in a Second Amendment to Note Purchase Agreement ("Second Amendment") dated as of January 10, 2002, by and among Dresdner and the Company, and (iii) issuing a Stock Purchase Warrant (the "Dresdner Stock Purchase Warrant") to purchase 557,981 shares of the Company's Common Stock (as defined in Section 7 below) to Dresdner; and

            WHEREAS, one of the conditions to consummation of the New Senior Credit Agreement and the Second Amendment is the execution of this Agreement providing for the exchange of the outstanding shares of the Company's Series A Convertible Preferred Stock ("Series A Stock") for shares of its newly-created Series C Convertible Preferred Stock ("Series C Stock") and the exchange of the outstanding shares of the Company's Series B Convertible Preferred Stock ("Series B Stock") for shares of its newly-created Series D Convertible Preferred Stock ("Series D Stock") by the holders of all of the outstanding shares of the Series A Stock and Series B Stock and the issuance of stock purchase warrants to purchase an aggregate of 557,981 shares of the Company's Common Stock, to the holders of the Company's preferred stock;

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
agreements set forth herein, the parties agree as follows:

            1. CONSENTS; WAIVER. Subject to the terms and conditions set forth herein, each Holder consents to the Company entering into the New Senior Credit Agreement, issuing the New Dresdner Note and the Dresdner Stock Purchase Warrant to Dresdner and creating and designating the terms of Series C Stock and Series D Stock as set forth in EXHIBIT A attached hereto and waives the Holder's right under the terms of the Series A Stock and Series B Stock to deem the exchange of the Company's Preferred Stock contemplated by this Agreement as a liquidation.

            2. EXCHANGE OF PREFERRED STOCK. Subject to the terms and conditions set forth herein, each Holder hereby agrees to accept:

            (a) One (1) share of Series C Stock in exchange for every five (5) shares of Series A Stock held by such Holder on the Closing Date (as defined in the New Senior Credit Agreement); and

            (b) One (1) share of Series D Stock in exchange for every five (5) shares of Series B Stock held by such Holder on the Closing Date.

            3. ISSUANCE OF PREFERRED STOCK AND WARRANTS.

            (a) STOCK CERTIFICATES. Within five (5) calendar days after receiving notice from the Company that the Closing (as defined in the New Senior Credit Agreement) has occurred, each Holder will deliver all stock certificates (or notice and an appropriate indemnity in a form acceptable to the Company of the loss, destruction, theft or mutilation of such certificate(s)) evidencing shares of Series A Stock or Series B Stock to the Company duly endorsed for transfer to the Company. Within five (5) calendar days after receiving a Holder's stock certificates for Series A Stock and Series B Stock, the Company will prepare and forward, by registered mail to such Holder's address as shown in the Company's stock ledger, certificates for shares of Series C Stock and Series D Stock in the amounts specified on SCHEDULE I attached hereto. All shares of Series C Stock and Series D Stock will be deemed to have been originally issued on the Closing Date, each Holder will be deemed for all purposes to become the registered holder of Series C Stock and Series D Stock, respectively, in the amounts specified on SCHEDULE I attached hereto at Closing, and all outstanding shares of Series A Stock and Series B Stock owned by Holders will be deemed canceled at Closing.

            (b) WARRANTS. Concurrently with the delivery of certificates for shares of Series C Stock and Series D Stock to a Holder pursuant to Section 3(a) above, the Company will issue a Warrant in the form attached hereto as EXHIBIT B (a "Warrant" and collectively, the "Warrants") to purchase the number of shares of Common Stock set forth opposite such Holder's name in SCHEDULE I attached hereto and deliver it to such Holder as provided in Section 3(a).

            4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holders as of the date hereof and as of the Closing Date as follows:

            (a) REAFFIRMATION OF ORIGINAL STOCK PURCHASE AGREEMENT.

                 (i) To induce the Holders to enter into this Agreement, the Company reaffirms that all representations and warranties contained in the Stock Purchase Agreement are true, correct and complete in all material respects on and as of the date hereof, except (i) as reflected in any schedule to the New Senior Credit Agreement, (ii) to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date, (iii) as has been disclosed in (A) reports or forms filed with the Securities and Exchange Commission by the Company or any of its officers, directors or stockholders, (B) with respect to Farallon, its affiliates, and Rosewood Capital III, L.P., written information contained in information packets circulated to board members in connection with board meetings, and (C) written information provided to all Holders under Section 2 of the Investor Rights Agreement dated April 14, 1999, among the Company and the Holders (the "Rights Agreement"), and (iv) as otherwise disclosed in SCHEDULE I of this Agreement.

                 (ii) Except as expressly set forth in this Agreement, the terms, provisions and conditions of the Rights Agreement are unchanged, and said agreement shall remain in full force and effect and is hereby confirmed.

            (b)  AUTHORITY  RELATIVE  TO THIS  AGREEMENT.  The  Company  has all
requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance by the Company of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and (assuming due execution and delivery by Holders who hold all of the outstanding shares of the Series A Stock and Series B Stock) is a legal, valid, and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally, and except insofar as the availability of equitable remedies may be limited by applicable law from time to time.

            (c) NO CONFLICT OR VIOLATION. The execution and delivery of this Agreement by the Company, the performance by the Company of its terms and the issuance and delivery of shares of Series C Stock and Series D Stock and Warrants to purchase a total of 557,981 shares of Common Stock will not on the Closing Date conflict with or result in a violation of (i) the Articles of Incorporation or Bylaws of the Company as in effect on the Closing Date, or (ii) any agreement (including, without limitation, the New Senior Credit Agreement, the New Dresdner Note, the Second Amendment and the Dresdner Stock Purchase Warrant), instrument, law, rule, regulation, order, writ, judgment, or decree to which the Company is a party or is subject; provided that the representations and warranties of the Holders contained in Section 5 hereof are true, correct and complete. No shareholder action is required to consummate the transaction contemplated by this Agreement other than that which will have been obtained or waived prior to Closing.

            (d) CAPITALIZATION. On the Closing Date, the authorized capital stock of the Company under its Restated Articles of Incorporation, as amended (the "Restated Articles") will consist of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, no par value ("Preferred Stock"), of which 9,002,101 shares of Common Stock, 2,762,500 shares of Series A Stock, and 487,500 shares of Series B Stock were issued and outstanding on the date hereof. The total number of shares of Common Stock reserved for issuance under the Company's stock option plans and option agreements issued outside of a stock option plan at the date hereof is 4,651,000. The number of shares issuable under the New Dresdner Note at the conversion price in effect under Section 5(b) thereof as of the Closing Date will not exceed 1,750,000. As of the Closing Date and immediately thereafter, the authorized capital stock of the Company will include 552,500 shares of Series C Stock and 97,500 shares of Series D Stock, which will be deemed issued and outstanding and will, when issued, be validly issued, fully paid and nonassessable. The terms of the Series C Stock and Series D Stock will be as set forth in EXHIBIT A. The shares of Common Stock to be issued upon conversion of the Series C Stock and Series D Stock, when issued, will be validly issued, fully paid and nonassessable. The Company has reserved 4,062,500 shares of its Common Stock for issuance upon conversion of the Series C Stock and Series D Stock. There are no statutory or contractual shareholders preemptive rights or rights of refusal with respect to the issuance of the shares of Series C Stock or Series D Stock contemplated hereby or the issuance of Common Stock upon conversion of such shares or the issuance of the Warrants or Warrant Shares (as defined below). Subject to the truth, completeness and accuracy of the Holders' representations and warranties herein, the Company has not violated any applicable federal or state securities laws in connection with the issuance to the Holders of shares of Series C Stock or Series D Stock or of the Warrants as contemplated herein and such transactions do not require registration under the Securities Act of 1933 or registration or qualification under any applicable state securities laws.

            (e) VALIDITY OF WARRANTS AND WARRANT SHARES. The Warrants to be issued to the Holders pursuant to this Agreement and the Warrant Shares issuable upon exercise of the Warrants, when issued, will be duly and validly issued, fully paid and nonassessable (assuming, in the case of the Warrant Shares, payment of the exercise price is made in accordance with the terms of the Warrants). As of the date hereof, the Warrant Shares issuable upon full exercise of the Warrants represent in the aggregate 5 percent of the Common Stock outstanding, including for this purpose all securities convertible to Common Stock and all options, warrants, and other rights to purchase Common Stock issued and outstanding on the date hereof, in each case with a conversion or exercise price equal to or less than $.60 per share of Common Stock, and after giving effect to the issuance of all Warrants listed on SCHEDULE I hereto and the Dresdner Stock Purchase Warrant. The Company has reserved 557,981 shares of its Common Stock for issuance upon exercise of the Warrants.

            (f) SEC FILINGS. The Company's annual report on Form 10-K for the fiscal year ended September 30, 2001 did not contain, at the time it was filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Except for certain filings required to be filed by persons subject and pursuant to
Section 16 of the Securities Exchange Act, for the preceding 12 months the Company has timely filed all forms, reports and exhibits thereto required under the Securities Act and the Securities Exchange Act with the Securities and Exchange Commission.

            5. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Each Holder represents and warrants to the Company as follows:

            (a) INVESTMENT INTENTION. The Holder is acquiring the Series C Stock, Series D Stock, and Warrant issuable to such Holder hereunder, and if any portion of such Warrant is exercised, the Warrant Shares so issuable, for investment solely for the Holder's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Each Holder agrees and acknowledges that the Holder will not, directly or indirectly, offer, transfer, or sell any shares of Series C Stock or Series D Stock, the Warrant or any Warrant Shares, or solicit any offers to purchase or acquire the Holder's shares of Series C Stock or Series D Stock, Warrant or Warrant Shares, unless the transfer or sale is (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "SECURITIES ACT") and has been registered under any applicable state securities or "blue sky" laws, or (ii) pursuant to an exemption from registration under the Securities Act and applicable state securities or "blue sky" laws.

            (b) LEGENDS.


            (i) FEDERAL. The Holder has been advised by the Company that certificates representing the Series C Stock, the Series D Stock and the Warrants will bear substantially the following legend:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF STATE AND FEDERAL SECURITIES LAWS, IN COMPLIANCE WITH RULE 144, OR PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER, PLEDGE, OR OTHER TRANSFER.

                 (ii) STATE. Such other legends as may be required by applicable state corporate or blue sky laws, including:

            THE CORPORATION WILL FURNISH THE SHAREHOLDER WITH THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH SERIES OR CLASS OF ITS CAPITAL STOCK ON REQUEST IN WRITING AND WITHOUT CHARGE.

                 (iii) OPINION. Upon reasonable request of the Company in connection with any transfer of Series C Stock, Series D Stock, the Warrant or Warrant Shares (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144(k) or Rule 144A promulgated under the Securities Act (or any similar rules then in effect), or to an affiliate of the Holder), the Holder will deliver, if requested by the Company, an opinion of counsel knowledgeable in securities laws reasonably satisfactory to the Company to the effect that such transfer may be effected without registration under the Securities Act.

            (c)  ADDITIONAL  INVESTMENT   REPRESENTATIONS.   The  Holder  is  an
"accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

            6. CONDITIONS. This Agreement will become effective when each of the following have occurred or been waived:

            (a) Counterparts hereof have been executed by the Company and Holders of all of the outstanding shares of the Series A Stock and Series B Stock.

            (b) The Second Amendment and the New Dresdner Note have been executed and delivered by the Company to Dresdner.

            (c) The Closing under the New Senior Credit Agreement has occurred.

            (d) The Company has executed and delivered to Dresdner the Dresdner Stock Purchase Warrant.

            (e) The Company has executed and delivered to the Holders a Registration Rights Agreement in the form attached hereto as EXHIBIT C.

            (f) Filing of Designations of Terms for the Series C Stock and Series D Stock with the Oregon Secretary of State, with evidence thereof delivered to the Holders.

            (g) All representations and warranties contained or incorporated into this Agreement are true and correct and all covenants have been performed.

            (h) The Holders have received a legal opinion of counsel to the Company in the form attached hereto as EXHIBIT D.

            7. MISCELLANEOUS

            (a) AMENDMENT OF REGISTRATION STATEMENT. The Company hereby covenants and agrees that it will, as soon as practicable after the Closing Date, prepare and file a post-effective amendment to the registration statement filed pursuant to Section 3.1 of the Rights Agreement so that the Series C Stock and Series D Stock are covered under such registration statement, unless counsel for the Company determines that such amendment is not permitted under the Securities Act of 1933, and use its reasonable best efforts to have such post-effective amendment (if any) declared effective by the Securities and Exchange Commission as soon as practicable after filing.

            (b) DEFINITIONS. For the purposes of this Agreement, the following terms have the following meanings:

            "COMMON STOCK" means, collectively, the Company's Common Stock, no par value, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect of rights of the holders thereof to participate in dividends or in distribution of assets upon any liquidation, dissolution or winding up of the Company.

            "WARRANT SHARES" means shares of the Common Stock obtained or obtainable upon exercise of the Warrants, as such may be adjusted by the terms of the Warrant; provided, that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" will mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or will mean the equivalent units in which such security is issuable if such security is not issuable in shares.

            (c) BINDING ON SUCCESSORS AND ASSIGNS. This Agreement and all the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder may be assigned by the Company without the prior written consent of holders of a majority of the outstanding shares of Series A Stock and Series C Stock taken as a whole.

            (d) AMENDMENT. This Agreement may be amended only by a written instrument signed by the Company and the Holders.

            (e) WAIVER. Any party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other party hereto,
(ii) waive any inaccuracies of the other party hereto in the representations and warranties contained herein or in any document delivered pursuant hereto, and
(iii) waive compliance of the other party hereto with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid as to such party if set forth in an instrument in writing signed by such party.

            (f) SEVERABILITY. In the event that any one or more of the provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            (g) APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Oregon, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Oregon or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Oregon.

            (h) EXPENSES. The Company will pay all reasonable fees and expenses of outside counsel for Rosewood Capital III, L.P., and Farallon Partners, L.L.C., and its affiliates incurred in connection with the review, negotiation and preparation of this Agreement and the other documents arising out of or related to extension of the redemption dates of their respective investments in the Company in connection with the New Senior Credit Agreement.

            (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

            (j) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the heading hereof.

THE COMPANY:                        GARDENBURGER, INC.

                                    By /s/ Scott C. Wallace
                                      ----------------------------------
                                      Scott C. Wallace, President

PREFERRED STOCKHOLDERS:             ROSEWOOD CAPITAL III, L.P.

                                    By:  Rosewood Capital Associates, LLC,
                                            General Partner

                                    By /s/ Kyle A. Anderson
                                      ----------------------------------
                                      Kyle A. Anderson, Managing Director

                                    FARALLON CAPITAL PARTNERS, L.P.
                                    FARALLON CAPITAL INSTITUTIONAL
                                       PARTNERS, L.P.
                                    FARALLON CAPITAL INSTITUTIONAL
                                       PARTNERS II, L.P.
                                    FARALLON CAPITAL INSTITUTIONAL
                                       PARTNERS III, L.P.
                                    TINICUM PARTNERS, L.P., and
                                    FARALLON CAPITAL (CP) INVESTORS, L.P.

                                    By:  Farallon Partners, L.L.C.,
                                            as general partners of each

                                    By /s/ Mark C. Wehrly
                                      ----------------------------------
                                      Mark C. Wehrly,
                                      Managing Member


                                    FARALLON CAPITAL OFFSHORE INVESTORS, INC.

                                    By:  Farallon Capital Management, L.L.C.,
                                          Its Agent and Attorney-in-Fact

                                    By:  /s/ Mark C. Wehrly
                                         -------------------------------
                                         Mark C. Wehrly,
                                         Managing Member

                                    U.S. DEVELOPMENT CAPITAL PORTFOLIO
                                    COMPANY

                                    By  [illegible]
                                      ----------------------------------

                                    Title  Secretary
                                          ------------------------------

                                    DB CAPITAL INVESTORS, L.P.

                                    By /s/ Edward V. Dardani
                                      ----------------------------------
                                       Ted Dardani             , Partner
                                      ------------------------

                                    CASTLEWOOD EXPANSION PARTNERS, L.P.

                                    By BT Investment Partners, Inc.,
                                       its general partner


                                    By /s/ Kristine Cicardo
                                      ----------------------------------
                                       Kristine Cicardo, Director
                                       January 10, 2002

                                     /s/ Arvin H. Kash
                                    ------------------------------------
                                    Arvin H. Kash

                                     /s/ William D. Smithberg
                                    ------------------------------------
                                    William D. Smithberg

                                    GRUBER & McBAINE INTERNATIONAL
                                    LAGUNITAS PARTNERS, L.P.
                                    LOCKHEED MARTIN
                                    HAMILTON COLLEGE


                                    By /s/ J. Patterson McBaine
                                      ----------------------------------
                                      J. Patterson McBaine, Managing Member
                                      Gruber & McBaine Capital Management LLC
                                      executing in the following capacities:

                                    GRUBER & McBAINE INTERNATIONAL,
                                        Attorney-in-Fact
                                    LOCKHEED MARTIN, Attorney in Fact
                                    HAMILTON COLLEGE, Attorney in Fact and
                                    LAGUNITAS PARTNERS, L.P., General Partner

                                   SCHEDULE I



--------------------------------------------------------------------------------
PURCHASER NAME, ADDRESS, FAX   NO. OF SHARES   NO. OF SHARES OF  NO. OF WARRANT
             NO.                OF SERIES C     SERIES D STOCK       SHARES
                                   STOCK
--------------------------------------------------------------------------------
Rosewood Capital III, L.P.
One Maritime Plaza, Suite
1330                              170,000           30,000           171,686
San Francisco, CA  94111
(415) 362-1192
--------------------------------------------------------------------------------
Farallon Capital Partners,         47,600            8,400           48,072
L.P.*
--------------------------------------------------------------------------------
Farallon Capital                   51,000            9,000           51,506
Institutional Partners, L.P.*
--------------------------------------------------------------------------------
Farallon Capital                   8,500             1,500            8,584
Institutional Partners II,
L.P.*
--------------------------------------------------------------------------------
Farallon Capital Offshore          44,200            7,800           44,639
Investors, Inc.*
--------------------------------------------------------------------------------
Farallon Capital (CP)              5,100              900             5,151
Investors, L.P.*
--------------------------------------------------------------------------------
Farallon Capital                   10,200            1,800           10,301
Institutional Partners III,
L.P.*
--------------------------------------------------------------------------------
Tinicum Partners, L.P.*            3,400              600             3,434
--------------------------------------------------------------------------------
DB Capital Investors, L.P.
Attn:  Ted Dardani
31 West 52nd Street, 26th Floor   85,000           15,000           85,843
Mailstop NYC01-2602
New York, NY  10019
Ph:  (646) 324-2337
Fax: (646) 324-7843
--------------------------------------------------------------------------------
Castlewood Expansion               25,500            4,500           25,753
Partners, L.P.
Attn: Kristine Cicardo
31 West 52nd Street, 26th Floor
Mailstop NYC01-2602
New York, NY 10019
Ph:  (212) 469-0035
Fax: (646) 324-7840
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Development Capital
Portfolio Company
Attn:  Ray Moss, Secretary         25,500            4,500           25,753
400 Northpark Town Center
Suite 310
1000 Abernathy Road, N.E.
Atlanta, GA  30328
Ph:  (770) 481-7200
Fax:  (770) 481-7210
--------------------------------------------------------------------------------
Gruber & McBaine Capital
Management
Attn:  J. Patterson McBaine,
Member Manager
50 Osgood Place, Penthouse
San Francisco, CA  94133
Ph:  (415) 981-2101
Fax:  (415) 956-8769
--------------------------------------------------------------------------------
Lagunitas Partners, L.P.           38,250            6,750           38,629
--------------------------------------------------------------------------------
Gruber & McBaine                   12,750            2,250           12,877
International
--------------------------------------------------------------------------------
Lockheed Martin                    11,900            2,100           12,018
--------------------------------------------------------------------------------
Hamilton College                   5,100              900             5,151
--------------------------------------------------------------------------------
Arvin H. Kash
77 West Wacker Drive
47th Floor                         4,250              750             4,292
Chicago, IL  60601
Ph:  (312) 425-3600
Fax:  (312) 425-3601
--------------------------------------------------------------------------------
William D. Smithberg
676 N. Michigan Avenue
Suite 3860                         4,250              750             4,292
Chicago, IL  60611
Ph:  (312) 867-5411
--------------------------------------------------------------------------------
      Total                       552,500           97,500           557,981
--------------------------------------------------------------------------------

* *c/o Farallon Capital Management LLC, One Maritime Plaza, Suite 1325, San Francisco, California 94111, Attn: Mark Wehrly, Facsimile: (415) 421-2133.

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